Filed by Gyrodyne Company of America, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Gyrodyne, LLC
Commission File No.: 333-191820

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  July 18, 2014 (July 7, 2014)
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GYRODYNE COMPANY OF AMERICA, INC.
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(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1 FLOWERFIELD, SUITE 24
ST. JAMES, NEW YORK 11780
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(Address of principal executive
offices) (Zip Code)

(631) 584-5400
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Registrant's telephone number,
including area code

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced, the board of directors (the "Board") of Gyrodyne Company of America, Inc. ("Gyrodyne"), adopted the amended and restated agreement and plan of merger, dated as of December 20, 2013, pursuant to which Gyrodyne and Gyrodyne Special Distribution, LLC ("GSD") will merge with and into Gyrodyne, LLC ("Gyrodyne, LLC") (the "Merger"). In connection with the Merger, on July 1, 2014, Gyrodyne and Gyrodyne, LLC filed with the Securities and Exchange Commission (the "SEC") a joint proxy statement/prospectus (the "Joint Proxy Statement/Prospectus"), which was first mailed to the shareholders of Gyrodyne on or about July 2, 2014.

Subsequent Litigation

On July 3, 2014, a purported stockholder of Gyrodyne filed a putative class action lawsuit against Gyrodyne and members of the Board (the "Individual Defendants"), and against GSD and Gyrodyne, LLC (collectively, the "Defendants"), in the Supreme Court of the State of New York, County of Suffolk (the "Court"), captioned Cashstream Fund, on Behalf of Itself and All Others Similarly Situated v. Paul L. Lamb, et al., Index No. 065134/2014 (the "Action").  The plaintiff in the Action alleges that (i) the Individual Defendants breached their fiduciary duties or aided and abetted the breach of those duties in connection with the Merger and (ii) Gyrodyne and the Individual Defendants breached their fiduciary duties by failing to disclose material information in the Joint Proxy Statement/Prospectus.  The plaintiff in the Action seeks, among other things, injunctive relief enjoining the Merger, requiring corrective disclosures in the Joint Proxy Statement/Prospectus, compensatory and/or rescissory damages, and interest, attorney’s fees, expert fees and other costs.  On July 17, 2014, the Court signed an Order to Show Cause submitted by the plaintiff setting a return date of August 5, 2014 on plaintiff's motion for an order (a) preliminarily enjoining consummation of the Merger, (b) granting expedited discovery and (c) scheduling a hearing for continuation of a preliminary injunction after completion of expedited discovery.  The Defendants believe the lawsuit is without merit.

Forward-Looking Statement Safe Harbor

The statements made in this Form 8-K that are not historical facts constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as "may," "will," "anticipates," "expects," "projects," "estimates," "believes," "seeks," "could," "should," or "continue," the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives. Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, risks associated with Gyrodyne's ability to implement the tax liquidation, plan of liquidation or the plan of merger, the risk that the proceeds from the sale of Gyrodyne's assets may be substantially below Gyrodyne's estimates, the risk that the proceeds from the sale of our assets may not be sufficient to satisfy Gyrodyne's obligations to its current and future creditors, the risk of shareholder litigation against the tax liquidation, the plan of liquidation or the plan of merger and other unforeseeable expenses related to the proposed liquidation, the tax treatment of condemnation proceeds, the effect of economic and business conditions, including risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, Palm Beach County in Florida and Fairfax County in Virginia, risks and uncertainties relating to developing Gyrodyne's undeveloped property in St. James, New York and other risks detailed from time to time in Gyrodyne's SEC reports.

Important Information for Investors and Shareholders

This communication does not constitute a solicitation of any vote or approval. The plan of merger will be submitted to Gyrodyne's shareholders for their consideration and vote at the special meeting, which will be held on August 14, 2014. INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND RELATED DOCUMENTS CAREFULLY (WHEN THEY BECOME AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Joint Proxy Statement/Prospectus and other documents containing other important information about Gyrodyne and Gyrodyne, LLC filed or furnished to the SEC (when they become available) may be read and copied at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website, www.sec.gov, from which any electronic filings made by Gyrodyne or Gyrodyne, LLC may be obtained without charge. In addition, investors and shareholders may obtain copies of the documents filed with or furnished to the SEC upon oral or written request without charge. Requests may be made in writing by regular mail by contacting Gyrodyne at the following address: One Flowerfield, Suite 24, St. James, NY 11780, Attention: Investor Relations. The Joint Proxy Statement/Prospectus also is available on Gyrodyne's web site located at www.gyrodyne.com.

Gyrodyne and its directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Gyrodyne's directors and executive officers and their ownership of Gyrodyne's common stock is available in the Joint Proxy Statement/Prospectus. Other information regarding the interests of such individuals as well as information regarding Gyrodyne's directors and officers is available in the Joint Proxy Statement/Prospectus. These documents can be obtained free of charge from the sources indicated above.

This communication does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By:	/s/ Frederick C. Braun III
Frederick C. Braun III
President and Chief Executive Officer

Date: July 18, 2014